Segmented information	12 Months Ended
Dec. 31, 2017
Disclosure of operating segments [abstract]
Segmented information
20.	Segmented information

The operations of the Company are classified into two industry segments: the marketing and distribution of commercial products (AGGRASTAT®) and the manufacturing and distribution of API, which is classified as held for sale and discontinued operations (note 5). No operating segments have been aggregated to form these reportable operating segments. On October 2, 2017, the manufacturing and distribution of its API segment, consisting of the Apicore business was sold.

Revenue generated from external customers from the marketing and distribution of commercial products (AGGRASTAT®) for the years ended December 31, 2017, 2016 and 2015 was 100% from sales to customers in the United States.

During the year ended December 31, 2017, 99% of total revenue was generated from nine customers. Customer A accounted for 33%, Customer B accounted for 30%, Customer C accounted for 30% and Customer D accounted for 6% and the remaining five customers accounted for less than 1% of revenue.

During the year ended December 31, 2016, 100% of total revenue was generated from nine customers. Customer A accounted for 36%, Customer B accounted for 32%, Customer C accounted for 20% and Customer D accounted for 11% and the remaining five customers accounted for less than 1% of revenue.

During the year ended December 31, 2015, 100% of total revenue was generated from ten customers. Customer A accounted for 30%, Customer B accounted for 29%, Customer C accounted for 33%, Customer D accounted for 8% and the remaining six customers accounted for less than 1% of revenue.

Property, plant and equipment, intangible assets and other assets are located in the following countries:

As at December 31	2017	2016
Canada	$218,488	$263,984
Barbados	1,756,300	-
India	-	7,896,331
United States	3,134	103,167,032
	$1,977,922	$111,327,347